SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 16, 2006
(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

610 Alamo Pintado Road, Solvang, California	93463
(Address of principal executive offices)	(Zip Code)

(805) 688-6644
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure.

Harrington West Financial Group, Inc. (Nasdaq: HWFG), the holding company for Los Padres Bank, FSB and its division Harrington Bank, today announced that Craig J. Cerny, Chairman and Chief Executive Officer, will be presenting at the Howe Barnes Bank Conference on August 22, 2006 at 9:20 a.m. Central Time to be held at the Four Seasons Hotel, Chicago. This 40 minute presentation will be webcast via www.howebarnes.com or please go to Harringtonwest.com and click on the URL listed for the presentation’s webcast. The conference will also be available via audio conference at 1-866-320-4707, access code 289131.

A copy of the press release is attached as Exhibit 99.1, a copy of the presentation is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included with this Report:

Exhibit 99.1
Exhibit 99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.

By:/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

Date: August 16, 2006.